Exhibit 10.2

COMMON STOCK PURCHASE AGREEMENT

COMMON STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of May 13, 2008, is by and among Michael Friess, Sanford Schwartz (collectively, the “Sellers”) and  Embedded Internet Solutions Limited (the “Buyer”).

RECITALS

1. The Sellers acquired an aggregate of 6,100,000 restricted shares (1,016,668 post-reverse split) (the “August 2007 Shares”) of common stock, par value $.001 per share (the “Common Stock”), of Certified Technologies Corporation, a Minnesota corporation (the “Issuer”); and

2. The Buyer desires to purchase from each Seller, and each Seller desires to sell, transfer and assign to the Buyer, the portion of the August 2007 Shares in the amounts set forth on Exhibit A attached hereto (the “Seller Shares”), each Seller's entire right, title and interest in and to the Seller Shares, in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and for other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged, the parties agree:

1. Agreement to Purchase Shares.  The Buyer hereby agrees to purchase, and each Seller hereby agrees to sell, the Seller Shares pursuant to the terms and conditions set forth herein.  The aggregate purchase price of the Seller Shares being sold to the Buyer hereunder is $740,000 (the “Purchase Price”).  The Buyer shall deliver to the Sellers the Purchase Price via wire transfer in immediately available funds according to written instructions provided to the Buyer by the Sellers.  The closing under this Agreement shall occur upon delivery by facsimile of executed signature pages of this Agreement and all other documents, instruments and writings required to be delivered pursuant to this Agreement to the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036 (the "Closing") at such time and place or on such date as the Buyer and each Seller may agree upon.

2. Delivery of Shares to the Buyer; Stock Powers.  On or prior to the Closing, one or more certificates (the “Share Certificate”) representing the Seller Shares shall be delivered to the Buyer.  Concurrently with the delivery to the Buyer of the Share Certificate representing the Seller Shares, the Sellers in respect of such Share Certificates shall each deliver an undated stock power covering the Share Certificates, duly executed by each Seller in blank with signature medallion guaranteed.

3. Representations, Warranties and Covenants of Buyer.  The Buyer  represents and warrants to each Seller, and covenants for the benefit of each Seller, as follows:

(a) The Buyer is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act");

(b) The Buyer is acquiring the Seller Shares for its own account and not with a view to any distribution of the Seller Shares in violation of the Securities Act;

(c) The Buyer acknowledges that it has significant prior investment experience, including investment in non-listed and non-registered securities, and that the Buyer recognizes the highly speculative nature of this investment.  The Buyer represents that it has been furnished with all documents and other information regarding the Issuer that the Buyer had requested or desired to know and all other documents which could be reasonably provided have been made available for the Buyer’s inspection and review;

(d) The Buyer acknowledges that the Seller Shares have not been passed upon or reviewed by the Securities and Exchange Commission.  The Buyer agrees that it will not sell, transfer or otherwise dispose of any of the Seller Shares unless they are registered under the Securities Act, or unless an exemption from such registration is available.  The Buyer understands that the Seller Shares have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act;

(e) This Agreement constitutes a valid and binding agreement and obligation of the Buyer enforceable against the Buyer in accordance with its terms, subject to limitations on enforcement by general principles of equity and bankruptcy or other laws affecting the enforcement of creditors' rights generally; and

(f) This Agreement has been duly authorized, validly executed and delivered on behalf of the Buyer, and the Buyer has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

4.  Representations, Warranties and Covenants of the Sellers.  Each Seller represents and warrants to the Buyer, and covenants for the benefit of the Buyer, as follows:

(a) The offer and sale of the Seller Shares is exempt from registration under the Securities Act pursuant to an exemption thereunder;

(b) The Seller Shares are "restricted securities" as defined under Rule 144(a)(3) promulgated under the Securities Act.  Each Seller acquired and fully paid for the Seller Shares on August 16, 2007.  Each Seller (i) was an accredited investor on the acquisition date of the Seller Shares and (ii) acquired the Seller Shares for his own account for investment only and with no intention of or arrangement for distributing any of such Shares;

(c) This Agreement has been duly authorized, validly executed and delivered on behalf of each Seller and is a valid and binding agreement and obligation of each Seller enforceable against such Seller in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and each Seller has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform his obligations hereunder and thereunder;

(d) Each Seller is the legal, beneficial and registered owner of his respective Shares, free and clear of any liens, charges or encumbrances.  Upon payment of the Purchase Price, the Buyer will acquire all right, title and interest in the Seller Shares, free and clear of all liens, charges or encumbrances;

(e) In connection with the offer and sale of the Seller Shares, neither the Sellers nor any affiliate of the Sellers or any person acting on any Seller’s or any Seller’s affiliates’ behalf has engaged in any form of “general solicitation” or “general advertising” as those terms are used in Rule 502(c) under the Securities Act; and

(f) Each Seller has reviewed all restrictions upon and conditions to the transfer of the Seller Shares and there are no such restrictions and conditions in order to consummate the sale of the Seller Shares to Buyer as contemplated by this Agreement.  Such Shares are not as of the date of this Agreement, and as of the transfer date of such Shares will not be, subject to any restriction on transfer, except for restrictions under the Securities Act and, as of the transfer date will be, free from all taxes, liens, claims and encumbrances directly or indirectly suffered by any Seller.

5.  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

6.  Consent to Jurisdiction.

(a) Each Seller (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding brought by the Buyer arising out of or relating to this Agreement or the transactions contemplated hereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Each Seller consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 6(a) shall affect or limit any right to serve process in any other manner permitted by law.

(b) The Buyer (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding brought by any Seller arising out of or relating to this Agreement or the transactions contemplated hereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  The Buyer consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 6(b) shall affect or limit any right to serve process in any other manner permitted by law.

7.  Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, or overnight courier, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

If to the Sellers:

Michael Friess
5353 Manhattan Circle, Suite 101
Boulder, Colorado 80303
Facsimile:  (303) 499-6666

If to the Buyer:

Embedded Internet Solutions Limited
c/o Zhaoheng Investment Limited (BVI)
P.O. Box 957
Offshore Incorporations Centre
Road Town, Tortola
British Virgin Islands
Attention: _________________________
Facsimile:  (___) ___-____

or to any other address specified by any party by notice given as aforesaid.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; the next business day after being deposited with an overnight courier, if deposited with a nationally recognized, overnight courier service.

8.  Entire Agreement.  This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein.  This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

9.  Counterparts.  This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.  Survival.  The representations and warranties of the Sellers and the Buyer shall survive the Closing hereunder.

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IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

SELLERS:

_____________________________________       Michael Friess

_____________________________________       Sanford Schwartz

BUYER:

EMBEDDED INTERNET SOLUTIONS LIMITED

By:_____________________________________     Name:
     Title:

EXHIBIT A

Name of Seller:                                                                                     Number of Shares of Common Stock:

Michael Friess                                                                                                    286,085

Sanford Schwartz                                   286,085